Exhibit 10.5

                            REORGANISATION AGREEMENT

THIS REORGANISATION AGREEMENT IS DATED THE SIXTH DAY OF SEPTEMBER IN THE YEAR TWO THOUSAND AND SIX


BETWEEN


         MR. EMMANUEL WOLF, Belgian National, having his place of residence at boulevard Royal, 25A, L2449 Luxembourg, Grand Duchy of Luxembourg (hereinafter referred to as EW);


         FINANCIERE WOLF SARL a company incorporated under the laws of Grand Duchy of Luxembourg with register number B-1085.80 and having its registered office at 43 route d'Arlon, L-8009 Strassen, Grand Duchy of Luxembourg (hereinafter referred to as FW); (EW and FW are hereinafter collectively referred to as the Seller)


AND


         TALLY-HO VENTURES, INC., a publicly listed company on NASD OTCBB incorporated under the laws of the State of Delaware with file number 3594839 and having its registered office at 3422 Old Capitol Trail Suite 584, Wilmington, New Castle 19808, Delaware, USA (hereinafter referred to as the Buyer).


         MASTER FINANCE HOLDINGS SA, a company incorporated under the laws of Grand Duchy of Luxembourg with register number B-110.898 and having its registered office at 115 route d'Arlon, L-8311 Capellen, Grand Duchy of Luxembourg (hereinafter referred to as the Company)



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WHEREAS

A. THE PARTIES hereinabove have entered into a Share Purchase Agreement dated September 28, 2005 (hereinafter referred to as SPA)

B. THE PARTIES hereinabove have amended the SPA by subsequent amendment agreements dated October 21, 2005, November 4, 2005, December 1, 2005, January 11, 2006 and April 6, 2006. (hereinafter referred to as the First Amendment, Second Amendment, Third Amendment, Fourth Amendment and Fifth Amendment respectively and collectively refereed to as the Amendments);

C. THE PARTIES hereinabove have agreed on July 6th, 2006 to reorganise the SPA and the Amendments thereto based on the events and developments after the execution of the SPA, but before the execution of this Agreement;

D. THE PARTIES have therefore decided to put in writing the amended terms to the SPA under the form of the present Reorganisation Agreement.

THE PARTIES AGREE AS FOLLOWS:

1.       INTERPRETATION

1.1 "ACCOUNTS" means the audited financial statements of the Company corresponding to the rules set forth in the Luxembourg or Belgium laws as the case may be as at and for the financial period ended on the Accounts Date;

1.2 "COMPANY" means MASTER FINANCE HOLDINGS SA, a company owning 12285 shares out of the total 14250 shares of MASTER FINANCE EUROPE SA and 400 shares of MASTER FINANCE BELGIUM SA, being 100% of the total share capital;

1.3 "SUBSIDIARIES" means MASTER FINANCE BELGIUM S.A., a company incorporated with register number 0862.336.928 under the laws of Belgium and having its registered office at Avenue Eugene Plasky, 140b/11, 1030 Brussels, Belgium and MASTER FINANCE EUROPE S.A., a company incorporated with register number B109.101 under the laws of Grand Duchy of Luxembourg and having its registered office at 115 route d'Arlon, L-8311 Capellen, Grand Duchy of Luxembourg.

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2.       RECTIFICATION OF ERRORS APPARENT ON THE FACE OF THE RECORDS

2.1 The Buyer states that the name of the buyer appearing on the SPA was stated so by the Buyer therein based on the then existing plans the Buyer had, to change its name to BELGRAVIA TRUST, INC., and due to matters beyond the control of the Buyer, the Buyer had to revoke such process of change of name to BELGRAVIA TRUST, INC., and therefore, the name of the Buyer as per the SPA and the Amendments need to be amended and read as TALLY-HO VENTURES, INC. henceforth.

2.2 Based on the statement of the Buyer at clause 2.1 hereinabove, the Sellers hereby express their consent to alter the name of the Buyer appearing on the Shareholders Register and other related documents to TALLY-HO VENTURES, INC.

2.3 Irrespective of any statements contained in the SPA or the Amendments thereto or any other documents that define the relationship between the parties herein or correspondence between the parties, all the parties herein irrevocably agree and consent that the name and address of the Buyer shall be as per this Agreement and any other name or address or registration details attributed to the Buyer stated elsewhere shall become amended accordingly with immediate effect.

2.4 The amendment of name, address and registration particulars as per clause 2.3 shall not affect the validity of such documents for whatsoever reasons.

3.       CONFIRMATION OF PARTIAL EXECUTION

3.1 The Sellers acknowledge the receipt of consideration stated as per clause 1.1 and 1.2 of Article 1 of the SPA and the Buyer acknowledges the receipt of the consideration shares as defined in Article 1 and 2 of the SPA and both the parties confirm that Article 1 and Article 2 of the SPA are complete.

3.2 The Sellers and Buyer agree and consent that pursuant to the completion of Article 1 and 2 and consent of the related parties thereto, Article 2BIS of the SPA has become inoperative and obsolete.

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3.3      Article 3 of the SPA shall  stand  amended  as per this  Agreement  and shall not have any effect after execution of this Agreement.

3.4 Any election and appointment of directors contrary to Article 5.2 of the SPA shall be valid if such election or appointment was made with prior written consent of EW or EW on behalf of FW in whatsoever capacity or EW has voted in favour of any such appointment as a director of the Company or as a director of any of its subsidiaries and the Sellers hereby agree not to challenge any such appointments contrary to Article 5.2.

4.       APPOINTMENT, SALARIES AND PERQUISITES TO EW

4.1 EW shall remain appointed as Chief Executive Officer of the Subsidiaries as an employee until December 31, 2010 with an annual gross salary of EUR 300,000 to be paid out from the consolidated revenue of the Subsidiaries. All business expenses incurred by EW that are deductible as per Belgium and Luxembourg corporate taxation laws shall be reimbursed to EW.

4.2 The appointment of EW as per clause 4.1 may be terminated by the Buyer without compensation as per clause 4.1 upon material breach ("faute grave") of contract or incapacity to perform duties by EW.

4.3 Any termination of appointment of EW as per clause 4.1, except as per clause 4.2, shall enable EW to recover indemnity equal to his salary until December 31, 2010.

4.4 The appointment of EW as per clause 4.1 may be terminated by EW subject to a three month's notice period.

4.5 It is confirmed by all the parties to this Agreement that no consultancy agreement as per Articles 5.4 has been entered into between the parties and therefore, Article 5.4 is hereby declared obsolete.



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5.       OPTIONS

5.1 The Company has purchased 175 shares of MASTER FINANCE EUROPE S.A., one of the subsidiaries, for the sum of EUR 750,000 on April 6, 2006.



FIRST OPTION

5.2 The Buyer and the Company hereby collectively grant a first Put Option to FW in respect of 540 shares of the share capital of MASTER FINANCE EUROPE SA owned by FW for a fixed consideration of EUR 800,000. This option shall be exercised by FW on the Buyer or the Company at its sole discretion between July 1 and 15, 2007 by sending a registered letter to the Buyer and the Company, specifying on which entity it is exercising the Option. The Buyer or the Company shall pay the consideration price to FW within 10 days of the date of exercise of the Option and no later than July 31, 2007.



SECOND OPTION

5.3 The Buyer and the Company hereby collectively grant a second Put Option to FW in respect of the remaining 1425 shares of the share capital of MASTER FINANCE EUROPE owned by FW for a fixed consideration that will be calculated as follows:

         If the consolidated net profit for the 15 months period between October 1, 2006 and December 31, 2007 after adjusting such profit as per clause
         5.4 is:

(i)               EUR 1,600,000 or above, the Company, or the Buyer upon failure
                  on  the  part  of  the  Company,   will  pay  to  FW  a  fixed
                  consideration of EUR 992,500.

(ii) less than EUR 1,600,000 but not less than EUR 1,100,000, the Company, or the Buyer upon failure on the part of the Company, will pay to FW a fixed consideration that will be calculated as follows:

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                  EUR 992,500 x [NET PROFIT]/ EUR 1.600.000

(iii) less than EUR 1,100,000, the Company, or the Buyer upon failure on the part of the Company, will pay to FW a fixed consideration of EUR 225,000.

         This second Option is exercisable by FW on the Buyer or the Company at its sole discretion between March 1 and 15, 2008 by sending a registered letter to the Buyer and the Company, specifying on which entity it is exercising the Option. The Buyer or the Company shall pay the consideration price to FW within 10 days of the date of exercise of the Option and no later than March 31, 2008.

5.4 The Net Profit for the computation of adjusted profit for the purpose of clause 5.3 shall be calculated as follows:

         Net profit after taxes                                        x,xxx,xxx
         Add: Depreciation and amortisation of assets                  x,xxx,xxx
         Add: Salary paid to EW and expenses reimbursed to EW
         As per clause 4.1                                             x,xxx,xxx
         Add: All expenses incurred by the Subsidiaries to
         comply with the legal and accounting formalities
         as per the direction of the Buyer                             x,xxx,xxx
         Add: All expenses related to consultancy fees,
         executive salaries, directors' fees or perquisites
         disbursed by the Subsidiaries as per direction of the
         Buyer as per clause 8.1                                       x,xxx,xxx
         Adjusted Net Profit for the purpose of clause 5.3             X,XXX,XXX
                                                                       ---------

5.5 Upon exercise of the respective put options and completion of the transaction by effecting full payment thereof as per clause 5.2 and/ or
         5.3 the Company shall own 100% of the share capital of the Subsidiaries and the relevant share transfer shall be recorded in the share register of MASTER FINANCE EUROPE S.A.

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6.       CONTINUATION OF MANAGEMENT - EARN OUT

6.1 If the Put Option provided under clause 5.3 above is exercised by FW and as long as EW remains Chief Executive Officer of the Subsidiaries, the Buyer or the Company shall pay to FW an additional price ("earn out") to the Options provided under clauses 5.2 and 5.3 under the form of an entitlement to 50% of the Subsidiaries' combined net profits from October 1, 2008 to December 31, 2010.

         This price shall be paid for each fiscal year not later than May 31st of the following year. If EW's contract as Chief Executive Officer of the Subsidiaries is terminated during that period, the "earn out" will be paid proportionately.

6.2 In the event of failure on the part of the Company or the Buyer to enforce the obligation provided under clause 6.1, the Seller's remedies will be limited to damage claims under due process of law. However, such failure shall not grant any rights to the Seller to rescind the SPA or the Reorganisation Agreement for default or non performance.

6.3 Without prejudice to the requirements of any applicable Luxembourg or foreign legislations, article 5 of the SPA shall cease its effect upon full execution of the obligations provided under article 5 of the Reorganisation Agreement.

7.       PROHIBITION OF OTHER EMPLOYMENT AND COMPETITIVE ACTIVITIES

7.1 From the date of this Agreement until two years after the termination of EW's contract as Chief Executive Officer of the Subsidiaries, except in case of termination by the Buyer for whatsoever reasons, the Sellers are expressly prohibited from doing or entering into any business transactions competitive in nature to the operation of the Subsidiaries.

7.2 In the event of any loss caused to the Buyer or to the Company or to the Subsidiaries due to the direct effect of the violation of clause
         7.1 the Sellers jointly and severally shall indemnify the Buyer or the Company or the Subsidiaries as the case may be.

8.       PAYMENTS OF FUNDS

8.1 The Sellers hereby consent to pay on behalf of the Buyer, consultancy fees, salaries and expenses related to the employees, directors' fees and any other expenses out of the consolidated revenue of the Subsidiaries as per the instruction of the Buyer subject to a maximum of total payments received by EW as per clause 4.1.

8.2 EW shall ensure that by the end of every three months with effect from July 1, 2006 a statement showing all payments made as per clause 8.1 is given to the Buyer.

8.3 The Buyer hereby agrees that no distribution of dividends will be claimed until the completion of its obligations as per clauses 5 and 6.1, except such amounts as per clause 8.1.


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9.       AMENDMENTS,  REPLACEMENTS, DELETIONS AND OMISSION OF CERTAIN PROVISIONS
         IN PREVIOUS AGREEMENTS BETWEEN PARTIES


9.1 Any provisions contained in this Agreement contrary to provisions in the SPA or Amendments thereto shall have superseding effect on such provisions in the previous agreements.

9.2      Article 6, Article 7, Article 8, Article 9, Article 10,  Article 11 and
         Article 12 of the SPA shall stand deleted upon execution of this Agreement based on the alternative provisions contained herein.

9.3      All Amendments shall stand deleted upon execution of this Agreement.

9.4 Any provision contained in SPA which is not expressly replaced or not amended by express provisions or not obsolete based on any of the clauses of this Agreement shall remain operative as unaffected.

9.5 All exhibits to SPA and provisions in the SPA directly and exclusively related to such exhibits shall be declared as either obsolete or deleted or removed upon execution of this Agreement.

9.6 The following sentence contained in the Preamble of the SPA is hereby removed: "THE BUYER HOLDS 100% OF THE SHARES OF BELGRAVIA-INTERVEST GROUP, A PRIVATE WEALTH MANAGEMENT ORGANISATION FOCUSED ON SERVING THE NEEDS OF FAMILIES AND HIGH NET WORTH INDIVIDUALS THROUGHOUT THE WORLD, BY PROVIDING A BROAD RANGE OF SOPHISTICATED SERVICES, INCLUDING FINANCIAL COUNSELLING, ESTATE PLANNING, ASSET ALLOCATION, INVESTMENT MANAGEMENT, CORPORATE SERVICES."

9.7 The sentence contained in the Preamble of the SPA which states the number of ownership of FW shall stand amended and replaces as follows:
         "THE 1965 REMAINING SHARES OF THE SHARE CAPITAL OF THE MASTER FINANCE EUROPE S.A. IS OWNED BY FW."



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10.      CONSTRUCTION AND SEVERABILITY


10.1 This agreement will be construed as a whole for the purpose of interpretation and in case of illegality of any clauses in this agreement due to the existence of any contrary legislation in a place where this agreement is to be operative, such provision in this agreement contrary to the legislation will be treated as inoperative in such place or territory and legality of the remaining clauses or already acquired status or rights and liabilities of the parties will not be affected.

10.2 In the event of any clauses in this Agreement becoming invalid or in the event of a vacuum in the enforceability of this Agreement, the Parties undertake to replace any invalid provisions, or to fill such vacuum, immediately upon coming to the notice of the parties about any such invalidity or vacuum, with such provisions that shall come as close as possible to their commercial intentions in a legally valid manner.

10.3 All negotiations and agreements between the parties prior to this Agreement shall be superseded by the provisions of this Agreement except such surviving provisions in the SPA that are not affected by this Agreement.

11.      GOVERNING LAW AND JURISDICTION

         This Agreement shall be governed by and construed in accordance with the laws of Grand Duchy of Luxembourg.


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12.      ARBITRATION

         Any dispute arising out of or in connection with this Agreement or the breach, termination or invalidity thereof shall be settled by arbitration in accordance with the arbitration rules set out in the Luxembourg New Code of Civil Procedure in effect on the date of hereof. The appointing authority shall be the Chairman of the District Court of the city of Luxembourg. A sole arbitrator shall be appointed. The place of arbitration shall be the city of Luxembourg and the language to be used in the arbitration proceedings shall be English.

IN WITNESS WHEREOF the parties have executed this Agreement in Luxembourg, on September 6, 2006, by initialling on pages 1 to 9 and signing on page 10 being the last page, in quadruplicate with one signed original to be handed over to each party.



EMMANUEL WOLF                                   TALLY HO VENTURES, INC.
                                                Represented by M Nigel Gregg,
                                                As per proxy dated July 5th,
                                                2006



FINANCIERE WOLF SARL                            MASTER FINANCE HOLDINGS S.A.


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